UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

PHP Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40696	86-3368971
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St., Suite 3001

New York, NY, 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 764-4996

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered*
Units, each consisting of one share of Class A Common Stock, one-half of one redeemable warrant, and one right to acquire one-tenth of one share of Class A common stock	PPHPU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PPHP	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	PPHPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PPHPW	The Nasdaq Stock Market LLC

*Registrant was suspended from trading on Nasdaq on April 19, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Changes to Proxy Statement for Special Meeting of Stockholders to be held on August 23, 2024.

On August 12, 2024, PHP Ventures Acquisition Corp. (the “Company”) filed with the United States Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A, as amended hereby (the “Proxy Statement”) with respect to its special meeting of stockholders to originally be held on August 23, 2024 at 9:00 a.m. EST (the “Meeting”), as a virtual meeting, to vote upon the proposals detailed in the Proxy Statement, including the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal (if presented) (collectively, the “Proposals”). All terms not defined herein are otherwise defined in the Proxy Statement. On August 23, 2024, the Meeting was adjourned until August 27, 2024 at 9:00 a.m. EST.

Postponement of the Meeting

The Company is now postponing the Meeting to August 29, 2024 at 9:00 a.m. EST. In accordance therewith, the Company is extending the redemption deadline by which stockholders may reverse redemptions to August 28, 2024 at 5:00 p.m. EST. To do so, please contact Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

Change to Extension Payment

The Proxy Statement defined the extension payments to made as follows:

Global Link Investment LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Trust Account the lesser of (x) $40,000 or (y) $0.04 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”).

The Company hereby desires to replace the foregoing with the following each place referenced throughout the Proxy Statement, including the Extension Amendment Proposal and the Trust Amendment Proposal, as well as the annexes thereto:

Global Link Investment LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Trust Account the amount of $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”).

Therefore, the Company is changing the Extension Payment from “the lessor of (x) $40,000 or (y) $0.04 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension” to “$0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension”.

2

Clarification Regarding Dissolution Expenses and Franchise Taxes

Additionally, the Company desires to disclose that the dissolution expenses and franchise taxes will be paid by the Sponsor, instead of from the Trust Account.

Clarification of Outstanding Shares of Class A Common Stock from Units

In the Proxy Statement, the Company noted that as of the record date, there were 293,400 shares of non-redeemable Class A common stock, which is from the outstanding Private Placement Units. Additionally, there are 1,890 shares of Class A common stock from public units for an aggregate of 295,290 shares of Class A common Stock from all units. Therefore, on the record date of the Special Meeting, there were:

●	864,249 shares of redeemable Class A common stock,
●	293,400 shares of non-redeemable Class A common stock from Private Placement Units along with 1,890 shares of Class A common stock from public units for an aggregate of 295,290 shares of Class A common stock from all units, and
●	1,437,500 shares of Class B common stock outstanding.

Press Release

A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

Additional Information and Where to Find It

This Form 8-K and written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425) and pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) (collectively, this “Filing”) is filed by the Company pursuant to Rule 425 of the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934. This Filing is provided for informational purposes only, has been prepared to assist interested parties in making their own evaluation with respect to the Proposals, the Company and the Business Combination, and does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the same. In connection with the Business Combination, the Company or Modulex plan to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus of the Company. The Proxy Statement referenced above has also been filed.

The Company urges its investors, stockholders, and other interested persons to read, the relevant materials filed with the SEC, including but not limited to the Proxy Statement, Current Reports, Annual Reports, Quarterly Reports, and any documents incorporated by reference therein, because these documents contain important information about the Company and the Business Combination. The Proxy Statement and other relevant documents were mailed to the stockholders of the Company on or about August 13, 2024, and contain important information about the Proposals and related matters. Stockholders of the Company and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Company’s solicitation of proxies for the Meeting of stockholders to be held to approve the Proposals. Stockholders will also be able to obtain copies of the preliminary proxy statement, the Proxy Statement, and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to:

Laurel Hill Advisory Group, LLC

2 Robbins Lane

Jericho, NY 11753

Toll-Free: 855-414-2266

Email: PHP@laurelhill.com

You may also contact us at:

PHP Ventures Acquisition Corp.

10 East 53rd St., Suite 3001

New York, NY, 10022

(917) 764-4996

The information contained on, or that may be accessed through, the websites referenced in this Filing is not incorporated by reference into, and is not a part of, this Filing.

3

No Offer or Solicitation

This Filing is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Participants in Solicitation

The Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 for the year ended December 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the Business Combination may be set forth in the Proxy Statement. You may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Filing is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Company’s initial business combination and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Filing. To the fullest extent permitted by law under no circumstances will the Company or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Filing, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Filing does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Proposals, the Company or its initial business combination. Readers of this Filing should each make their own evaluation of the same, of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Filing contains certain “forward-looking statements” within the meaning of the federal securities laws, and the Company’s expectations, plans or forecasts of future events and views as of the date of this Filing. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (many of which factors are outside of the control of the Company). The foregoing must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements speak only as of the date they are made. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. The Company anticipates that subsequent events and developments may cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. The Company gives no assurance that the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Filing.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release: PHP Ventures Acquisition Corp. Announces Changes to the Proxy Statement.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHP Ventures Acquisition Corp.

Date: August 26, 2024	By:	/s/ Marcus Choo Yeow Ngoh
	Name:	Marcus Choo Yeow Ngoh
	Title:	Chief Executive Officer
(Principal Executive Officer)

5